EXHIBIT 99.2
LEHMAN BROTHERS

Transaction

Date:	30 March, 2007

To:	Countrywide Home Loans, Inc.
Attention:	Documentation Unit

From:	Lehman Brothers Special Financing Inc.
Mandy Lee - Confirmations Group
Facsimile:	(+1) 646-885-9551 (United States of America)
Telephone:	212-526-9257

Ref. Numbers:	Risk ID: 1476617L / Effort ID: N1304795 / Global Deal ID: 2967983

Dear Sir or Madam:

The purpose of this communication (this “Confirmation”) is to confirm the terms and conditions of the transaction (the “Transaction”) entered into between Lehman Brothers Special Financing Inc. (“Party A”) and Countrywide Home Loans, Inc. (“Party B”) on the Trade Date specified below. This Confirmation constitutes a “Confirmation” as referred to in the Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 06 June, 1996, as amended and supplemented from time to time, between Party A and Party B (the “Agreement”). All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the “Definitions”) are incorporated into this Confirmation.  In the event of any inconsistency between the Definitions and the terms of this Confirmation, this Confirmation will govern.  For the purpose of the Definitions, references herein to a “Transaction” shall be deemed to be references to a “Swap Transaction”.

Party A and Party B each represents that entering into the Transaction is within its capacity, is duly authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party. Party A and Party B each represents that (a) it is not relying on the other party in connection with its decision to enter into this Transaction, and neither party is acting as an advisor to or fiduciary of the other party in connection with this Transaction regardless of whether the other party provides it with market information or its views; (b) it understands the risks of the Transaction and any legal, regulatory, tax, accounting and economic consequences resulting therefrom; and (c) it has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives. Party A and Party B each represents that upon due execution and delivery of this Confirmation, it will constitute a legally valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable principles of bankruptcy and creditors’ rights generally and to equitable principles of general application.

LEHMAN BROTHERS SPECIAL FINANCING INC.
LEHMAN BROTHERS INC.
745 SEVENTH AVENUE, NEW YORK NY 10019

The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

Trade Date:	28 March, 2007

Effective Date:	30 March, 2007

Termination Date:
25 May, 2011

For purposes of the final Calculation Period on the Floating Amounts, Termination Date will be subject to adjustment in accordance with the Following Business Day Convention, and for purposes of the final Calculation Period on the Fixed Amounts, Termination Date will be subject to no adjustment.

Notional Amount:
With respect to each Calculation Period, the lesser of (i) the Notional Amount as set forth in Appendix A attached hereto and (ii) the aggregate Principal Balance of the Reference Assets on or about the 15th calendar day of each month, commencing in the month of April 2007.

Referenced Assets:
CWABS Inc. Asset-Backed Certificates, Series 2007-6, Class 1-A (Cusip: 12669LAA8), Class 2-A-1 (Cusip: 12669LAB6), Class 2-A-2 (Cusip: 12669LAC4), Class 2-A-3 (Cusip: 12669LAD2), Class 2-A-4 (Cusip: 12669LAE0), Class M-1 (Cusip: 12669LAF7), Class M-2 (Cusip: 12669LAG5), Class M-3 (Cusip: 12669LAH3), Class M-4 (Cusip: 12669LAJ9), Class M-5 (Cusip: 12669LAK6), Class M-6 (Cusip: 12669LAL4), Class M-7 (Cusip: 12669LAM2), and Class M-8 (Cusip: 12669LAN0).

Principal Balance:
As reported on Bloomberg Financial Services, Inc. (“Bloomberg”): by entering the Cusip, , type “pdi4”, . If Bloomberg fails to publish the aggregate Principal Balance of the Referenced Assets or the parties fail to agree on the aggregate Principal Balance of the Referenced Assets for any Calculation Period, the aggregate Principal Balance of the Referenced Assets shall be determined by the Calculation Agent pursuant to the Pooling and Servicing Agreement, dated as of 1 March, 2007, by and among CWABS, Inc. as depositor, Countrywide Home Loans, Inc. as a seller, Park Monaco Inc. as a seller, Park Sienna LLC as a seller, Countrywide Home Loans Servicing LP as master servicer, The Bank of New York as trustee, and The Bank  of New York Trust Company, N.A. as co-trustee.

Risk ID: 1476617L / Effort ID: 1304795 / Global Deal ID: 2967983

Floating Amounts:

Floating Amount Payer:	Party A

Floating Amount Payer Period End Dates:	The 25th calendar day of each month, from and including 25 April, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Amount Payer Payment Dates:	One (1) Business Day prior to each Floating Amount Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1 month

Spread:	Inapplicable

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Fixed Amounts:

Fixed Amount Payer:	Party B

Fixed Amount Payer Period End Dates:	The 25th calendar day of each month, from and including 25 April, 2007 to and including the Termination Date, subject to no adjustment.

Fixed Amount Payer Payment Dates:	The 25th calendar day of each month, from and including 25 April, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Rate:	5.08% per annum

Fixed Rate Day Count Fraction:	30/360

Business Days:	New York

Additional Payment:	Party A shall pay Party B the sum of USD 2,600,000.00 on the Effective Date subject to adjustment in accordance with the Following Business Day Convention.

Additional Provision:

Netting:
With respect to each Calculation Period, if a Net Payment Amount for such Calculation Period is owed by Party A, then such Net Payment Amount shall be paid by Party A to Party B on the Floating Amount Payer Payment Date, and if a Net Payment Amount for such Calculation Period is owed by Party B, then such Net Payment Amount shall be paid by Party B to Party A on the Fixed Amount Payer Payment Date.

Where,

Risk ID: 1476617L / Effort ID: 1304795 / Global Deal ID: 2967983

Net Payment Amount shall mean, for a Calculation Period, the excess of the larger aggregate amount payable and currently owed by one party over the smaller aggregate amount payable and currently owed by the other party.

Miscellaneous:

Calculation Agent:	As per the Agreement.

Office:	For the purposes of this Transaction, Party A is not a Multibranch Party, and the Office of Party B is its Head Office.

Account Details:

Account Details of Party A:	JPMorgan Chase Bank, New York ABA #: 021000021 A/C of Lehman Brothers Special Financing Inc. A/C # 066-143-543

Account Details of Party B:	To be provided

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number (+1) 646-885-9551 (United States of America), Attention: Confirmations Group.

Yours sincerely,	Accepted and agreed to:

Lehman Brothers Special Financing Inc.	Countrywide Home Loans, Inc.

/s/ Anatoly Kozlov Anatoly Kozlov Lehman Brothers Special Financing Inc.	By: /s/ Ellen Coleman Name: Ellen Coleman Title: Vice President

Risk ID: 1476617L / Effort ID: 1304795 / Global Deal ID: 2967983

Appendix A

*Calculation Periods from and including	*Calculation Periods up to but excluding	Notional Amount (USD)

30 March, 2007	25 April, 2007	0.00
25 April, 2007	25 May, 2007	0.00
25 May, 2007	25 June, 2007	0.00
25 June, 2007	25 July, 2007	0.00
25 July, 2007	25 August, 2007	0.00
25 August, 2007	25 September, 2007	0.00
25 September, 2007	25 October, 2007	804,013,234.00
25 October, 2007	25 November, 2007	788,889,421.00
25 November, 2007	25 December, 2007	773,283,443.00
25 December, 2007	25 January, 2008	755,270,310.00
25 January, 2008	25 February, 2008	738,182,147.00
25 February, 2008	25 March, 2008	719,518,331.00
25 March, 2008	25 April, 2008	715,092,456.00
25 April, 2008	25 May, 2008	703,536,222.00
25 May, 2008	25 June, 2008	677,843,630.00
25 June, 2008	25 July, 2008	655,598,622.00
25 July, 2008	25 August, 2008	635,296,583.00
25 August, 2008	25 September, 2008	617,184,311.00
25 September, 2008	25 October, 2008	601,716,045.00
25 October, 2008	25 November, 2008	586,962,953.00
25 November, 2008	25 December, 2008	573,797,992.00
25 December, 2008	25 January, 2009	560,406,567.00
25 January, 2009	25 February, 2009	545,965,289.00
25 February, 2009	25 March, 2009	523,785,471.00
25 March, 2009	25 April, 2009	489,883,520.00
25 April, 2009	25 May, 2009	457,015,189.00
25 May, 2009	25 June, 2009	427,089,151.00
25 June, 2009	25 July, 2009	402,829,961.00
25 July, 2009	25 August, 2009	382,146,118.00
25 August, 2009	25 September, 2009	364,101,917.00
25 September, 2009	25 October, 2009	348,973,478.00
25 October, 2009	25 November, 2009	334,741,036.00
25 November, 2009	25 December, 2009	322,412,816.00
25 December, 2009	25 January, 2010	310,430,358.00
25 January, 2010	25 February, 2010	300,313,461.00
25 February, 2010	25 March, 2010	290,599,138.00
25 March, 2010	25 April, 2010	279,525,156.00
25 April, 2010	25 May, 2010	268,860,642.00
25 May, 2010	25 June, 2010	258,641,290.00
25 June, 2010	25 July, 2010	249,348,741.00
25 July, 2010	25 August, 2010	240,596,914.00
25 August, 2010	25 September, 2010	232,613,496.00
25 September, 2010	25 October, 2010	175,887,154.00
25 October, 2010	25 November, 2010	91,837,937.00
25 November, 2010	25 December, 2010	69,956,057.00
25 December, 2010	25 January, 2011	66,262,548.00
25 January, 2011	25 February, 2011	40,305,267.00
25 February, 2011	25 March, 2011	40,195,482.00
25 March, 2011	25 April, 2011	36,148,619.00
25 April, 2011	25 May, 2011	34,346,852.00

*with respect to each Fixed Amount Payer Period End Date, all such dates are subject to no adjustment, and with respect to each Floating Amount Payer Period End Date, all such dates are subject to adjustment in accordance with the Following Business Day Convention.

Risk ID: 1476617L / Effort ID: 1304795 / Global Deal ID: 2967983